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                                                                Exhibit No. 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File Nos. 33-64288 and 33-64436) of BancFirst Ohio Corp. of our report dated January 23, 2001 relating to the financial statements, which appears in the Annual Report to Shareholders, which is incorporated in this Annual Report on Form 10-K.


PricewaterhouseCoopers LLP

Columbus, Ohio
March 8, 2001